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                                                                    EXHIBIT 32.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and in connection with the Annual Report on Form 10-K of Internet Security Systems, Inc. (the "Company") for the period ended December 31, 2004, as amended by the Form 10-K/A filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, the Senior Vice President Finance and Administration and Chief Financial Officer of the Company, certifies that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ RICHARD MACCHIA
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Richard Macchia
Senior Vice President Finance and
Administration and Chief Financial Officer

March 24, 2005